U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2013

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 S. Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (303)734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accountant

Effective as of March 19, 2013, the Audit Committee (the “Audit Committee”) of the Board of Directors of ADA-ES, Inc. (the “Company”) approved the dismissal of EKS&H LLLP (“ESK&H”) as the Company’s independent registered public accountant, effective as of the date of EKSH’s completion of the audit services for the fiscal year ended December 31, 2012 and the filing of the Company’s Annual Report on Securities and Exchange Commission Form 10-K on March 18, 2013.

The reports of EKS&H on the Company’s consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012 and 2011, and through March 22, 2013, there were no (a) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EKSH’s satisfaction, would have caused EKS&H to make reference to the subject matter thereof in connection with its reports for such years; or (b) “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EKS&H with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from EKS&H a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of EKS&H’s letter dated March 22, 2013 is attached as Exhibit 16.1.

(b)	Newly Appointed Independent Registered Public Accountant

Effective as of March 19, 2013, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2013. This appointment is subject to KPMG completing its standard client acceptance procedures. The appointment follows a competitive process to select the Company’s new auditors. During the Company’s fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through March 22, 2013, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and either a written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d)	The following items are furnished as exhibits to this report:

16.1	Letter from EKS&H addressed to the Securities and Exchange Commission, dated as of March 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 22, 2013

ADA-ES, Inc. Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from EKS&H addressed to the Securities and Exchange Commission, dated as of March 22, 2013